UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Digital Drive, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

BioMarin Pharmaceutical Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K, as filed with the Securities and Exchange Commission on May 18, 2005 (the “Form 8-K”), to amend and restate Item 9.01 and the Exhibit Index to the Form 8-K for the sole purpose of including as an exhibit the Development, License and Commericalization Agreement, dated May 13, 2005, by and between the Company and Ares Trading S.A., a wholly owned subsidiary of Serono S.A (the “Agreement”). The Agreement is attached hereto as Exhibit 10.1.

Item 1.01 Entry Into a Material Definitive Agreement.

On May 13, 2005, BioMarin Pharmaceutical Inc. (the “Company”) entered into a Development, License and Commercialization Agreement with Ares Trading S.A., a wholly owned subsidiary of Serono S.A. (“Serono”), for the further development and commercialization of two BioMarin product candidates, Phenoptin (sapropterin hydrochloride) and Phenylase (phenylalanine ammonia lyase). Pursuant to the agreement, Serono has acquired exclusive rights to market the products in all territories outside the United States and Japan. The Company retains exclusive rights to market the products in the United States.

Serono will make an upfront payment of $25 million to the Company, and will make additional milestone payments of up to $232 million based on the successful development and registration of both products in multiple indications, of which $45 million are associated specifically with Phenoptin in connection with the treatment of phenylketonuria. In addition, Serono will pay BioMarin undisclosed royalties on its net sales of the products. The companies will share equally all development costs following successful completion of Phase 2 trials for each product candidate in each indication.

The Company’s press release issued on May 16, 2005 related to this transaction is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As a result of the appointment by the Company’s board of directors of Jean-Jacques Bienaimé as the Company’s Chief Executive Officer, effective as of May 16, 2005, Louis Drapeau and Jeffrey H. Cooper (who since August 2004 served as the Company’s Acting Chief Executive Officer and Acting Chief Financial Officer, respectively) resumed their positions as Senior Vice President Finance, Chief Financial Officer and Secretary and Vice President, Controller, respectively.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Form Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit 10.1* – Development, License and Commercialization Agreement, dated May 13, 2005, by and between BioMarin Pharmaceutical Inc. and Ares Trading S.A. Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed pursuant to the Freedom of Information Act.

Exhibit 99.1** – Press Release of the Company dated May 16, 2005.

*	Filed herewith.
**	Filed with our Current Report on Form 8-K, as filed with the Securities and Exchange Commission on May 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation
(Registrant)
Date: July 6, 2005
	By:	/s/ G. Eric Davis
G. Eric Davis
Vice President, Corporate Counsel

EXHIBIT INDEX

Exhibit 10.1* – Development, License and Commercialization Agreement, dated May 13, 2005, by and between BioMarin Pharmaceutical Inc. and Ares Trading S.A. Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed pursuant to the Freedom of Information Act.

Exhibit 99.1** – Press Release of the Company dated May 16, 2005.

*	Filed herewith.
**	Filed with our Current Report on Form 8-K, as filed with the Securities and Exchange Commission on May 18, 2005.